EXHIBIT 99.2

Program: Washington Mutual Mortgage Securities Corp., aggregator of fixed rate residential mortgage loans (non-traditional or "alternative A" underwriting standards)

Selected Summary Aggregate Cut-Off Date Information by Vintage Year

Series Designation for Prior Securitized Pool:	2007		2006		2005		2004		2003		2002
Mortgage Loan Characteristics as of Pool Cut-Off Date (1):

Number of Mortgage Loans	33,802		79,687		47,676		21,309		15,870		13,215
Aggregate Principal Balance	$10,389,992,639.03		$23,238,362,814.74		$10,800,379,893.51		$4,683,672,539.14		$4,444,809,569.62		$2,876,598,305.59
Approximate Weighted Average Mortgage Interest Rate	6.93%		6.54%		6.20%		6.02%		5.79%		7.12%

	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate
Range Mortgage Interest Rates:	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance
0.000 - 2.000%	887	3.54%	5,094	9.88%	307	1.41%	0	0.00%	0	0.00%	0	0.00%
2.001 - 3.000%	194	0.54%	568	0.80%	17	0.11%	0	0.00%	0	0.00%	0	0.00%
3.001 - 4.000%	28	0.05%	248	0.29%	2	0.00%	82	0.47%	25	0.17%	0	0.00%
4.001 - 5.000%	14	0.04%	49	0.06%	144	0.32%	2,562	19.94%	1,577	12.17%	28	0.34%
5.001 - 6.000%	2,572	6.75%	2,680	3.01%	18,430	41.69%	6,177	33.57%	8,417	60.90%	886	10.52%
6.001 - 7.000%	16,755	47.52%	35,981	41.44%	22,272	48.76%	8,479	33.95%	3,990	21.68%	4,063	36.69%
7.001 - 8.000%	6,318	19.33%	27,501	33.60%	4,267	5.63%	2,436	7.79%	1,046	3.20%	6,256	40.53%
8.001 - 9.000%	6,307	21.10%	6,774	9.61%	1,931	1.81%	1,186	3.40%	788	1.81%	1,814	10.50%
9.001% or Greater	727	1.13%	792	1.32%	306	0.26%	387	0.87%	27	0.07%	168	1.42%

Approximate Weighted Average Original Term (in months)	365.66		362.63		348.88		344.95		349.91		339.59
Approximate Weighted Average Remaining Term (in months)	364.38		361.16		344.79		335.32		346.3		337.86
Approximate Weighted Average Loan-To-Value Ratio	71.79%		73.32%		71.33%		71.19%		73.55%		72.33%
Approximate Weighted Average Credit Score (2)	715.71		711.41		719.53		716.28		712.34		717.47
Minimum Credit Score (2)	502		515		407		404		443		558
Maximum Credit Score (2)	999		840		890		823		819		830

	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate
Property Type	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance
Single Family Residence	21,613	63.75%	51,205	64.58%	31,775	65.97%	14,490	68.78%	10,565	67.17%	8,644	67.15%
Duplex	1,927	5.97%	4,084	5.06%	2,785	5.76%	1,052	4.72%	528	2.75%	605	3.93%
Triplex	605	2.25%	1,091	1.59%	661	1.60%	298	1.41%	194	0.97%	454	2.92%
Fourplex	591	2.26%	1,069	1.56%	686	1.55%	382	1.75%	202	0.96%	541	3.42%
Townhouse	98	0.23%	384	0.44%	237	0.39%	243	0.74%	22	0.10%	12	0.09%
Low Rise Condominium - 1-3 Stories	3,007	7.16%	7,321	7.55%	3,730	6.62%	1,463	6.04%	1,349	6.98%	824	4.79%
Planned Unit Development	5,757	17.75%	13,753	18.18%	7,129	16.84%	3,204	15.89%	2,842	20.33%	1,973	16.85%
Housing Cooperative	41	0.07%	127	0.11%	234	0.32%	113	0.39%	91	0.26%	118	0.59%
Other	163	0.57%	653	0.93%	439	0.95%	64	0.28%	77	0.48%	44	0.28%

	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate
Loan Purpose	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance
Purchase/Construction To Perm	10,133	28.75%	32,692	37.40%	21,773	43.32%	9,683	43.37%	6,444	41.41%	5,918	40.92%
Rate/Term Refinance	8,550	26.92%	13,113	17.80%	7,411	14.86%	4,642	23.17%	4,478	28.47%	3,649	30.74%
Cash Out Refinance	15,119	44.34%	33,882	44.80%	18,487	41.81%	6,970	33.45%	4,948	30.12%	3,648	28.34%
Other	0	0.00%	0	0.00%	5	0.02%	14	0.02%	0	0.00%	0	0.00%

	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate
Geographic Concentration (3)	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance
Alabama	97	0.16%	305	0.21%	190	0.23%	136	0.37%	36	0.11%	41	0.26%
Alaska	16	0.03%	42	0.04%	27	0.05%	7	0.03%	6	0.02%	1	0.01%
Arizona	1,621	4.20%	4,553	4.85%	2,826	5.20%	1,162	4.48%	605	3.00%	269	1.81%
Arkansas	46	0.06%	256	0.15%	303	0.34%	29	0.07%	10	0.06%	39	0.15%
California	12,698	47.67%	25,195	44.50%	11,109	34.39%	5,097	35.10%	7,056	55.88%	3,637	37.48%
Colorado	704	1.64%	2,018	2.06%	1,694	3.26%	855	4.10%	677	3.70%	401	3.16%
Connecticut	328	1.02%	753	0.85%	475	1.00%	214	1.30%	127	0.96%	174	1.40%
Delaware	49	0.12%	145	0.14%	94	0.16%	24	0.09%	9	0.04%	10	0.06%
District Of Columbia	83	0.25%	136	0.21%	82	0.19%	37	0.24%	38	0.28%	31	0.29%
Florida	3,388	8.18%	8,525	8.96%	3,795	6.79%	1,556	5.66%	814	3.61%	853	4.71%
Georgia	486	0.94%	1,609	1.36%	993	1.53%	663	2.15%	399	2.16%	400	2.45%
Hawaii	165	0.65%	590	1.13%	320	1.05%	96	0.58%	25	0.13%	88	0.74%
Idaho	234	0.46%	465	0.40%	286	0.41%	146	0.35%	102	0.35%	78	0.38%
Illinois	1,314	3.32%	3,115	3.17%	1,940	3.61%	638	2.99%	303	1.64%	292	2.36%
Indiana	149	0.22%	446	0.23%	435	0.46%	114	0.33%	39	0.13%	89	0.50%
Iowa	53	0.07%	169	0.09%	164	0.17%	35	0.11%	10	0.03%	23	0.08%
Kansas	66	0.08%	322	0.20%	447	0.57%	72	0.25%	27	0.09%	113	0.45%
Kentucky	63	0.09%	231	0.13%	242	0.28%	67	0.17%	15	0.05%	55	0.25%
Louisiana	99	0.14%	253	0.15%	203	0.27%	87	0.28%	28	0.10%	157	0.74%
Maine	64	0.11%	210	0.17%	117	0.18%	55	0.19%	23	0.10%	62	0.36%
Maryland	766	2.25%	1,850	2.35%	927	2.09%	358	1.69%	285	1.59%	263	2.21%
Massachusetts	694	2.00%	1,460	1.86%	869	2.12%	542	3.31%	235	1.47%	461	4.10%
Michigan	531	1.01%	1,717	1.24%	1,175	1.67%	220	0.82%	220	0.85%	322	1.72%
Minnesota	362	0.81%	978	0.90%	708	1.27%	364	1.54%	80	0.41%	194	1.30%
Mississippi	29	0.04%	88	0.05%	10	0.01%	4	0.01%	6	0.02%	38	0.18%
Missouri	277	0.51%	1,106	0.70%	1,177	1.46%	226	0.67%	55	0.17%	118	0.58%
Montana	54	0.09%	143	0.14%	232	0.44%	56	0.16%	43	0.13%	45	0.26%
Nebraska	42	0.05%	135	0.07%	192	0.22%	26	0.07%	10	0.04%	11	0.05%
Nevada	813	2.09%	1,949	2.36%	831	1.84%	1,108	4.93%	211	0.99%	288	1.72%
New Hampshire	85	0.19%	371	0.37%	313	0.62%	135	0.56%	41	0.22%	104	0.63%
New Jersey	938	2.74%	2,264	2.94%	1,256	2.98%	472	2.52%	318	2.03%	374	2.98%
New Mexico	152	0.31%	478	0.38%	431	0.64%	195	0.65%	58	0.24%	99	0.55%
New York	1,489	5.47%	2,891	4.36%	2,461	6.74%	822	5.56%	776	4.70%	687	6.31%
North Carolina	349	0.70%	1,152	0.88%	783	1.10%	354	1.31%	334	1.58%	202	1.33%
North Dakota	15	0.02%	31	0.02%	46	0.04%	8	0.02%	1	0.00%	6	0.02%
Ohio	227	0.38%	1,047	0.60%	977	1.19%	263	0.73%	127	0.40%	381	1.56%
Oklahoma	59	0.08%	256	0.14%	213	0.21%	101	0.27%	37	0.11%	48	0.21%
Oregon	956	2.15%	1,492	1.49%	1,195	2.10%	801	2.62%	512	2.09%	255	1.72%
Pennsylvania	418	0.71%	984	0.73%	892	1.21%	301	1.06%	195	0.80%	482	2.28%
Rhode Island	82	0.20%	325	0.34%	175	0.32%	66	0.30%	27	0.14%	133	0.71%
South Carolina	147	0.35%	513	0.40%	288	0.46%	182	0.74%	105	0.55%	84	0.57%
South Dakota	19	0.03%	99	0.06%	209	0.24%	5	0.01%	5	0.01%	10	0.04%
Tennessee	141	0.22%	533	0.37%	461	0.54%	128	0.38%	101	0.38%	155	0.74%
Texas	1,021	1.65%	2,989	1.97%	2,447	3.11%	1,370	3.54%	394	1.62%	623	3.28%
Utah	362	0.87%	774	0.72%	530	0.81%	273	0.92%	213	0.99%	172	0.99%
Virginia	667	2.00%	1,759	2.44%	877	2.27%	346	1.83%	255	1.62%	310	2.63%
Vermont	23	0.05%	82	0.07%	63	0.11%	54	0.20%	5	0.01%	15	0.08%
Washington	1,228	3.38%	2,316	2.63%	1,670	3.29%	1,271	4.24%	800	4.17%	430	3.18%
Wisconsin	98	0.17%	436	0.31%	423	0.61%	148	0.45%	57	0.19%	59	0.30%
West Virginia	26	0.04%	76	0.06%	46	0.07%	13	0.03%	8	0.01%	20	0.06%
Wyoming	9	0.01%	55	0.04%	57	0.08%	7	0.03%	7	0.02%	12	0.06%
Other	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	1	0.01%

Notes:
(1) Weighted averages refer to weighted averages
by principal balance.

(2) Excludes mortgage loans for which no credit
score was available.

(3) Percentage of aggregate pool balance represented
by mortgage loans in the specified state.